SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the

                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  January 2, 1996


               ACORN VENTURE CAPITAL CORPORATION
       (Exact name of registrant as specified in charter)


   Delaware                814-29                59-2332857
-------------------------  ------------    -------------------
(State or other jurisdic-  (Commission     (IRS employer
tion of incorporation)     file number)    identification no.)


322 Park Street, Jacksonville, Florida                32204
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (904) 359-8624


-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 4.  Changes in Certifying Accountant.

     (a) During the Registrant's two most recent fiscal years, the Registrant engaged the accounting firm of Ernst & Young LLP ("E&Y") as the independent accountants to audit the Registrant's financial statements. As a result of the Registrant advising E&Y that the Registrant may be asserting certain claims with respect to the performance of E&Y's duties as auditor of one of the Registrant's portfolio companies, E&Y, by letter dated December 28, 1995 (and received on January 2, 1996), resigned because under applicable professional standards, E&Y concluded it was no longer independent with respect to the Registrant. On January 2, 1996, the Registrant engaged the firm of Coopers & Lybrand L.L.P. to act as its independent accountants for the 1995 fiscal year.

     (b) Registrant's decision to engage Coopers & Lybrand L.L.P. as the Registrant's independent accountants was recommended by its Audit Committee and approved by its Board of Directors, including a majority of persons who are not "interested" persons as required by Section 32 of the Investment Company Act of 1940.

     (c) E&Y's reports on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, there was an explanatory paragraph in each report relating to the valuation of investments being based on the best estimate of the Board of Directors in the absence of readily ascertainable market value.

     (d) There has not occurred, during the two fiscal years ended as of December 31, 1994, or any subsequent interim period prior to January 2, 1996, any reportable events (as defined in Item
304(a)(1)(v) of Regulation S-K of the Securities and Exchange
Commission) with respect to E&Y.

     (e) In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended as of December 31, 1994, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report on the Registrant's financial statements for such periods.

     (f) The Registrant is filing the letter dated January 4, 1996 from E&Y addressed to the Securities & Exchange Commission, stating that it agrees with the statements contained herein.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.              Description
-----------              ------------

    16 Letter from Ernst & Young LLP to the SEC re change in certifying accountant.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 5, 1996

                                   ACORN VENTURE CAPITAL
                                     CORPORATION



                                   By:Stephen A. Ollendorff
                                      ----------------------
                                      Stephen A. Ollendorff
                                      Chairman and
                                      Chief Executive Officer